                                                                   EXHIBIT 10.4

                  THIRTEENTH AMENDMENT, WAIVER AND CONSENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRTEENTH AMENDMENT, WAIVER AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 31, 2002 (this "Amendment"), is made by and among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) parties hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                                  WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 19, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 11, 1998, the Second Amendment to Amended and Restated Credit Agreement dated as of March 18, 1999, the Third Amendment to Amended and Restated Credit Agreement dated as of December 22, 1999, the Fourth Amendment and Waiver to Amended and Restated Credit Agreement dated as of September 30, 2000, the Fifth Amendment to Amended and Restated Credit Agreement, dated as of January 10, 2001, the Sixth Amendment to Amended and Restated Credit Agreement, dated as of February 9, 2001, the Seventh Amendment and Consent to Amended and Restated Credit Agreement, dated as of June 19, 2001, the Eighth Amendment and Consent to Amended and Restated Credit Agreement, dated as of July 31, 2001, the Ninth Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of December 20, 2001, the Tenth Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of February 7, 2002, the Eleventh Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of March 7, 2002, and the Twelfth Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of April 8, 2002, and as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower desires to extend certain waivers and consents obtained in the Twelfth Amendment;

         WHEREAS, the Borrower, in connection with a retention and severance plan for its top fifty-six employees, desires a waiver of the terms of Section 8.2.19(a) of the Credit Agreement to the extent necessary to permit upfront retention payments to be made to each of the four most highly compensated officers and employees of the Borrower and its Subsidiaries (as determined pursuant to such Section 8.2.19(a) and as specifically identified by the Borrower in a letter to the Lender Committee Members dated May 31, 2002 (the "Borrower Letter"));

         WHEREAS, the Borrower and its Subsidiaries desire to make Investments in Budget France S.A. in order to avert such Subsidiary from being determined to be insolvent by the administrator thereof and in order to obtain the approval of such administrator in respect of the franchising of the operations of Budget and its Subsidiaries in France;

         WHEREAS, the Borrower desires to be permitted to sell, transfer or convey (a) assets located in the United States having a fair market value of up to $3,000,000 to make payments under its Leases and (b) master franchise rights relating to the operations of the Borrower and its Subsidiaries in France, Germany and the United Kingdom, together with any existing assets and/or leaseholds needed for the conduct of such operations; and

         WHEREAS, the requisite Lenders are willing, on and subject to the terms and conditions set forth below (including, without limitation, the amendments to the Credit Agreement provided for herein), to grant the waivers and consents provided below (the Credit Agreement, as amended and otherwise modified pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the requisite Lenders hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amended Credit Agreement" is defined in the sixth recital.

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Borrower Letter" is defined in the third recital.

         "Credit Agreement" is defined in the first recital.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II

                        AMENDMENTS, WAIVERS AND CONSENTS

         SECTION 2.1. Amendments. Subject to the satisfaction of the conditions set forth in Article III, the Credit Agreement is hereby amended in accordance with this Section 2.1.

         SECTION 2.1.1. Amendments to Section 1.1 ("Defined Terms") of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by inserting in such Section the following definitions in the appropriate alphabetical order:

                  "'Thirteenth Amendment' means the Thirteenth Amendment, Waiver and Consent to Amended and Restated Credit Agreement, dated as of May 31, 2002, among the Borrower, the Lenders parties thereto and the Administrative Agent."

                  "'Thirteenth Amendment Effective Date' means the date the Thirteenth Amendment became effective in accordance with its terms."

         SECTION 2.1.2. Amendment to Section 4.2 ("Issuances and Extensions") of the Credit Agreement. Clause (i) of the last sentence to Section 4.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "(i) the issuance of new Enhancement Letters of Credit or the increase in the Stated Amount of existing Enhancement Letters of Credit, provided that

                           (A) the aggregate Stated Amount of such newly issued
                  Enhancement Letters of Credit, together with the aggregate increases in the Stated Amount of such existing Enhancement Letters of Credit, does not exceed $66,550,000,

                           (B) concurrently with any such issuance or increase,
                  the aggregate Stated Amount of all other Enhancement Letters of Credit is reduced dollar-for-dollar in an amount equal to the aggregate Stated Amount of such newly issued Enhancement Letters of Credit and such increases in the Stated Amount of such existing Enhancement Letters of Credit, and

                           (C) in the case of issuances of new Enhancement
                  Letters of Credit, or increases in the Stated Amount of existing Enhancement Letters of Credit, on or after the Thirteenth Amendment Effective Date, where such newly issued Enhancement Letters of Credit and such increases to such existing Enhancement Letters of Credit are issued or increased, as the case may be, in connection with a decrease of the Stated Amount of an existing Enhancement Letter of Credit as a result of, or relating to,

                                    (1) the amortization of the medium term
                           notes for which such decreased, existing Enhancement Letter of Credit provided credit enhancement or support, the aggregate Stated Amount of such newly issued Enhancement Letters of Credit and such increases to such increased, existing Enhancement Letters of Credit shall not exceed $9,400,000 (provided that (x) such decreased, existing Enhancement Letter(s) of Credit shall be (aa) the Irrevocable Letter of Credit No. TS-06000867, issued on April 29, 1997 (the 'Series 1997-1 Letter of Credit') and/or (bb) the Irrevocable Letter of Credit No. TS-07001428, issued on February 10, 2000 (the 'Series 1999-3 Letter of Credit'); (y) no such newly issued Enhancement Letter of Credit shall have been issued in reliance on this subclause (i)(C)(1) and (z) such increased, existing Enhancement Letter of Credit shall be the Irrevocable Letter of Credit No. TS-07001811, dated November 29, 2001 (the 'Series 2001-3 Letter of Credit')), and

                                    (2) the issuance of a new subordinated
                           class of notes under an existing medium term note program, (x) the terms and conditions (including the collateral being provided therefor) of such newly issued subordinated class of notes shall be satisfactory in all respects to the Lender Committee Members holding a majority of the Commitment Amount held in the aggregate by them and (y) the aggregate Stated Amount of such newly issued Enhancement Letters of Credit and such increases to such increased, existing Enhancement Letters of Credit shall not exceed $30,000,000, and".

         SECTION 2.1.3. Amendment to Section 8.1.17 ("Restructuring Plan, etc.") of the Credit Agreement. Section 8.1.17 of the Credit Agreement is hereby amended by amending and restating such Section to read in its entirety as follows:

                  "SECTION 8.1.17. Restructuring Plan, etc. The Borrower shall furnish, or shall cause to be furnished, to each Lender on or prior to June 14, 2002, its definitive plan (the "Restructuring Plan") (a) for restructuring the Indebtedness of it and its Subsidiaries, (b) for obtaining financing for the acquisition (or refinancing) of Vehicles necessary to meet its business plan, and (c) for meeting its liquidity needs, such plan to be in form and scope reasonably satisfactory to the Lender Committee Members holding a majority of the Commitment Amount held in the aggregate by them; provided that, if such plan is initially not reasonably satisfactory in form and scope to such Lender Committee Members, the Borrower shall have three Business Days from its receipt of notice from such Lender Committee Members that such plan is not in form and scope reasonably satisfactory to such Lender Committee Members (which notice shall set forth the reasons such plan is not satisfactory) to furnish a revised plan that is in form and scope reasonably satisfactory to such Lender Committee Members.".

         SECTION 2.2. Waivers and Consents. Subject to the satisfaction of the conditions set forth in Article III, the Lenders, as of the date hereof, hereby:

                  (a) so long as an Interest Payment Notice has not been given and an Acceleration Event has not occurred, waive, until the earliest of (x) June 28, 2002, (y) the giving of an Interest Payment Notice by the Borrower and (z) the occurrence of an Acceleration Event, compliance by the Borrower with the provisions of Section 8.2.4 of the Credit Agreement with respect to the fourth Fiscal Quarter of the 2001 Fiscal Year and the first Fiscal Quarter of the 2002 Fiscal Year;

                  (b) so long as an Interest Payment Notice has not been given and an Acceleration Event has not occurred, waive, until the earliest of (x) June 28, 2002, (y) the giving of an Interest Payment Notice by the Borrower and (z) the occurrence of an Acceleration Event, the Default arising under Section 9.1.5(a) of the Credit Agreement as a result of the failure of the Borrower to pay interest on its Senior Notes on April 1, 2002 or its Series B Notes on April 29, 2002;

                  (c) consent to the Borrowing Base Amount calculated as of the last day of April 2002 to be less than the aggregate unpaid principal amount of all Loans and Letter of Credit Outstandings outstanding during the period in which such Borrowing Base Amount is in effect under the terms of the Credit Agreement, without requiring any mandatory prepayments and/or cash collateralization under clause (b) of Section 3.1.1 of the Credit Agreement;

                  (d) so long as an Interest Payment Notice has not been given and an Acceleration Event has not occurred, consent, until the earliest of (x) June 28, 2002, (y) the giving of an Interest Payment Notice by the Borrower and (z) the occurrence of an Acceleration Event, to the Borrowing Base Amount calculated as of the last day of May 2002 to be less than the aggregate unpaid principal amount of all Loans and Letter of Credit Outstandings outstanding during the period in which such Borrowing Base Amount is in effect under the terms of the Credit Agreement, without requiring any mandatory prepayments and/or cash collateralization under clause (b) of Section 3.1.1 of the Credit Agreement; provided that the Borrowing Base Amount is not less than $280,000,000 as of the last day of May 2002;

                  (e) on or following the date on which (i) the Borrower and a creditworthy entity (the "Acquirer") seeking to acquire all or substantially all of the equity of a reorganized Borrower (or all or substantially all of the assets of the Borrower and its Subsidiaries) have executed and delivered a letter of intent (the "Letter of Intent") that contains (A) the terms set forth on Schedule I hereto or
         (B) such other terms which are acceptable to the Administrative Agent and the Required Lenders and (ii) the Borrower has furnished a true and complete copy thereof to the Administrative Agent, consent to payments to the four officers identified in the Borrower Letter in amounts not exceeding the amounts set forth therein, which payments shall not exceed in the aggregate $774,250;

                  (f) on or following the date on which (i) the Borrower and the Acquirer have executed and delivered definitive, binding and effective documentation reflecting (A) the terms of the Letter of Intent or (B) such other terms which are acceptable to the Administrative Agent and the Required Lenders and (ii) the Borrower has furnished true and complete copies thereof to the Administrative Agent, together with, in the case such documentation would not otherwise require the acceptance of the Administrative Agent and the Required Lenders described in the immediately preceding subclause
         (f)(i)(B), a certificate of an Authorized Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent stating that the terms of such documentation do not conflict in any material respect with the terms of the Letter of Intent that relate to the class of items set forth on Schedule I hereto, consent to payments to the four officers identified in the Borrower Letter in amounts not exceeding the amounts set forth therein, which payments (exclusive of the payments referred to in the preceding clause (e)) shall not exceed in the aggregate $774,250;

                  (g) waive compliance by the Borrower with the provisions of
         Section 8.1.16 of the Credit Agreement to the extent, and only to the extent, such provisions apply to BTI (UK) Plc, Budget Leasing Ltd. and Polyhire Ltd.;

                  (h) so long as an Interest Payment Notice has not been given, an Event of Default has not occurred and an Acceleration Event has not occurred, waive compliance by the Borrower with the provisions of clause (g) of Section 8.2.5 of the Credit Agreement to the extent, and only to the extent, necessary to permit the Borrower and its Subsidiaries to make Investments in Budget France S.A. (the Borrower hereby agreeing to use its best efforts to make such Investments in the form of loans) in order to avert such Subsidiary from being determined to be insolvent by the administrator thereof and in order to obtain the approval of such administrator in respect of the franchising of the operations of Budget and its Subsidiaries in France; provided, however, that the aggregate amount of such Investments made after the Thirteenth Amendment Effective Date shall not exceed $3,000,000;

                  (i) so long as an Interest Payment Notice has not been given, an Event of Default has not occurred and an Acceleration Event has not occurred, (i) waive the requirements of Section 2.2.2 of the Credit Agreement ("Reduction of the Commitment Amount - Mandatory") with respect to the proceeds of the sale, transfer or conveyance on or subsequent to the Thirteenth Amendment Effective Date of assets located in the United States and having a fair market value not exceeding $3,000,000; and (ii) waive compliance by the Borrower with the provisions limiting the aggregate fair market value of assets that may be sold, transferred or conveyed pursuant to clause (c)(ii) of
         Section 8.2.10 of the Credit Agreement or in the proviso to such clause to the extent the fair market value of such assets sold, transferred or conveyed on or subsequent to the Thirteenth Amendment Effective Date do not exceed $3,000,000; provided, however, that the proceeds of any such sale, transfer or conveyance of such assets shall be immediately deposited in a cash collateral account maintained with the Administrative Agent (the

         "Asset Proceeds Cash Collateral Account") as security for the Secured Obligations (as defined in the Security Agreements), and the Borrower and its Subsidiaries shall have no right to withdraw any funds from such account except to the extent that the Borrower has provided to the Administrative Agent a certificate, executed by the chief financial or accounting officer of the Borrower, certifying that (A) no Default then exists and (B) the amount being requested to be withdrawn is to be transferred to the relevant collection account for the payment of lease payments or other obligations of the lessees under a Lease; provided, that the Administrative Agent, for the benefit of the Secured Parties, shall have, upon consummation of any such sale, a perfected, first-priority security interest in all non-cash consideration received by the Borrower and its Subsidiaries in respect of any such sale, transfer or conveyance; and

                  (j) so long as an Interest Payment Notice has not been given, an Event of Default has not occurred and an Acceleration Event has not occurred, (i) waive the requirements of Section 2.2.2 of the Credit Agreement ("Reduction of the Commitment Amount - Mandatory") with respect to the proceeds of the sale, transfer or conveyance of master franchise rights relating to the operations of the Borrower and its Subsidiaries in France, Germany and the United Kingdom, together with any existing assets and/or leaseholds needed for the conduct of such operations, including relevant airport concession agreements; and (ii) consent and agree that no portion of the fair market value of such assets shall be counted for purposes of computing the aggregate amount set forth in clause (c)(ii) of Section 8.2.10 of the Credit Agreement or in the proviso to such clause; provided, however, that the proceeds of any such sale, transfer or conveyance of such master franchise rights or assets, other than the portion of such proceeds required to be retained in the relevant Subsidiary of the Borrower in order to avert the insolvency of such Subsidiary or to satisfy the reasonable costs of winding up and/or liquidating such Subsidiary, shall be immediately deposited in the Asset Proceeds Cash Collateral Account as security for the Secured Obligations (as defined in the Security Agreements), and the Borrower and its Subsidiaries shall have no right to withdraw any funds from such account except to the extent that the Borrower has provided to the Administrative Agent a certificate, executed by the chief financial or accounting officer of the Borrower, certifying that (A) no Default then exists and (B) the amount being requested to be withdrawn is to be transferred to the relevant collection account for the payment of lease payments or other obligations of the lessees under a Lease; provided, that, the Administrative Agent, for the benefit of the Secured Parties, shall have, upon consummation of any such sale, a perfected, first-priority security interest in all non-cash consideration received by the Borrower and its Subsidiaries in respect of any such sale, transfer or conveyance (it being understood and agreed that franchise or royalty payments by the acquirers of such master franchises in the United Kingdom and Germany shall be paid to Budget Rent-A-Car International, Inc.).

                                  ARTICLE III

                          CONDITIONS TO EFFECTIVENESS

         This Amendment, and the amendments and modifications contained herein, shall be and shall become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent.

         SECTION 3.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the requisite Lenders.

         SECTION 3.2. Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the effective date of this Amendment (the "Thirteenth Amendment Effective Date"), appropriately completed and duly executed and delivered by an Authorized Officer of the Borrower in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date and, at the time such certificate is delivered, such statements shall in fact be true and correct.

         SECTION 3.3. Execution of Affirmation and Acknowledgment. The Administrative Agent shall have received an affirmation and acknowledgment, dated the effective date of this Amendment and in form and substance satisfactory to it, duly executed and delivered by each Guarantor and any other Obligor that has granted a Lien pursuant to any Loan Document.

         SECTION 3.4. Fees and Expenses. (a) Amendment, Consent and Waiver Fee. The Borrower shall have paid in cash no later than 1:00 p.m., New York time on June 3, 2002, without setoff, deduction or counterclaim, a non-refundable amendment, consent and waiver fee to the Administrative Agent for the pro rata account of each Lender that has executed and delivered (including delivery by way of facsimile) a copy of this Amendment to the attention of Kenneth Suh at Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019 (19th Floor), telecopy number 212-262-1910 at or prior to 5:00 p.m., New York time, on May 31, 2002 (as such time may be extended by the Borrower), in the amount of 20 basis points of such Lender's Commitment as of the date hereof.

         (b) Fees and Expenses. The Borrower shall have paid to the Administrative Agent (and all other Persons entitled thereto) all fees and expenses due and payable on or prior to the Thirteenth Amendment Effective Date pursuant to Section 5.4 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. Representations and Warranties. In order to induce the requisite Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Issuer and each Lender, as of the date hereof, as follows:

                  (a) the representations and warranties set forth in Article VII of the Credit Agreement (excluding, however, those contained in Section 7.6, Section 7.7 and Section 7.20 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower pursuant to reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission prior to the date hereof, there has been no material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, since December 31, 1997;

                  (c) except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                           (i) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           (ii) no development has occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

                  (d) after giving effect to this Amendment, no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree;

                  (e) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and

                  (f) the execution, delivery and performance by the Borrower and its Subsidiaries of this Amendment and each other Loan Document executed or to be executed by any of them in connection therewith are within the Borrower's and each such Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's or such Subsidiary's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such Subsidiary or (iii) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's or such Subsidiary's properties.

         SECTION 4.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of the Borrower have been prepared in good faith by the Borrower and represent the best estimates of the Borrower, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

         SECTION 4.3. Compliance with Credit Agreement. After giving effect to this Amendment, each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing. Without limiting the effect of any of the representations and warranties of this Article IV, the Borrower has no reason to believe that it and its Subsidiaries will not be in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents during the period from the Thirteenth Amendment Effective Date through and including June 28, 2002, including the covenant that each lessee under a Lease will make all payments required to be made by it thereunder on the date such payments are required to be made thereunder and that each such lessee will comply in all respects with each of its other obligations thereunder.

                                   ARTICLE V

                                 MISCELLANEOUS

         SECTION 5.1. Full Force and Effect; Limited Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments, waivers and consents set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein, waived hereby or consented to hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an immediate Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 5.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

         SECTION 5.4. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, Rowe & Maw, counsel for the Administrative Agent, and Wachtell, Lipton, Rosen & Katz, special restructuring counsel for the Administrative Agent.

         SECTION 5.5. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 5.6. Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.7. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION 5.8. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 5.9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 5.10. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.


                                    BUDGET GROUP, INC.



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    CREDIT SUISSE FIRST BOSTON, as a Lender and
                                      the Administrative Agent



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    BANK OF AMERICA, N.A.



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    THE BANK OF NEW YORK



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    THE BANK OF NOVA SCOTIA



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                      NEW YORK BRANCH



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                      S.A. GROUP, NEW YORK BRANCH



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    WASHINGTON MUTUAL BANK, F.A. (as
                                      successor in interest to BANK UNITED)



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    DEUTSCHE BANK TRUST COMPANY
                                      AMERICAS (formerly known as Bankers Trust
                                      Company)



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    BNP PARIBAS



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    PB CAPITAL CORPORATION



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    CERBERUS PARTNERS L.P.



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    CREDIT INDUSTRIEL ET COMMERCIAL



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    CREDIT AGRICOLE INDOSUEZ



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    CREDIT LYONNAIS CHICAGO BRANCH



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    DRESDNER BANK AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    ERSTE BANK DER OESTERREICHISCHEN
                                      SPARKASSEN AG



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    FLEET BANK, N.A.



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    COMERICA BANK (as successor to Imperial Bank
                                      by merger)



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    GENERAL ELECTRIC CAPITAL
                                      CORPORATION



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                      INCORPORATED



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    NATEXIS BANQUE



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    PAM CAPITAL FUNDING L.P.

                                    By: Highland Capital Management, L.P., as
                                        Collateral Manager



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    SOUTHERN PACIFIC BANK



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                               SUNTRUST BANK



                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               DK ACQUISITION PARTNERS LP



                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               HCM/Z SPECIAL OPPORTUNITIES LLC
                                 (formerly known as HZ Special Opportunities
                                 LLC)
                               By: Highbridge Capital Management, LLC



                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                               R2 TOP HAT, LTD.
                               By Amalgamated Gadget, L.P., as Investment
                                    Manager
                                  By Scepter Holdings, Inc., its General Partner



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                               MSD PORTFOLIO L.P. - INVESTMENTS



                               By
                                 -----------------------------------------------
                                 Name:  Marc R. Lisker
                                 Title: General Counsel of General Partner

                                                                     SCHEDULE I
                                                        To Thirteenth Amendment

Letter of Intent Requirements:

1) A commitment to provide up to $150 million of credit enhancement and/or liquidity (in the form of equity of otherwise) during the pendency of the Borrower's Chapter 11 proceeding in order to enable the Borrower and its Subsidiaries to purchase and/or lease new Vehicles to appropriate levels during such period.

2) No requirement of the Lenders or the Issuer to increase their exposure (contingent or otherwise) to the Borrower and its Subsidiaries.

3) The Credit Agreement will be terminated, and all amounts payable thereunder repaid and all letters of credit issued thereunder terminated and returned to the Issuer (or cash collateralized or backstopped by other letters of credit, in each case pursuant to arrangements satisfactory to the Issuer and the Required Lenders), upon the effective date of a plan of reorganization for Budget Group, Inc. and its Domestic Subsidiaries under Chapter 11 ("Chapter 11") of the Bankruptcy Reform Act of 1978, as amended, or the closing of a sale of all or substantially all of the assets of the Borrower and its Subsidiaries pursuant to Section 363 of such Act, as applicable.

4) To the extent a due diligence condition is included, it is limited to specifically enumerated items.

5)   No financing condition.